UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

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[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

VISCOUNT SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(4)	Date Filed:

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NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:00 A.M. ON MAY 20, 2009

The 2009 Annual General Meeting of Stockholders of Viscount Systems, Inc. will be held at 10:00 a.m. Pacific Daylight Time on Wednesday, May 20, 2009, at 4585 Tillicum Street, Burnaby, British Columbia, Canada, for the following purposes:

1.	To elect Directors;

2.	To ratify the appointment of Davidson & Company LLP, Chartered Accountants as the independent auditors for Viscount Systems, Inc. for the year ending December 31, 2009; and

3.	To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed April 15, 2009, as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual General Meeting.

All stockholders are invited to attend the Annual General Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible to ensure your representation. All proxies must be received by our proxy tabulating agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our proxy tabulating agent is as follows: Advantage Proxy, 24925 13th Place South, Des Moines, WA 98198, fax number (206) 870-8492. Scanned copies of signed proxies can also be sent by email to ksmith@advantageproxy.com. Stockholders of record attending the Annual Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 15th day of April, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen Pineau
________________________________
Stephen Pineau
President, Chief Executive Officer, Secretary and Director

Important Notice Regarding the Availability of Proxy Materials for
the Company’s Annual Meeting of Shareholders on May 20, 2009.
The Viscount Systems, Inc. Proxy Statement and 2008 Annual Report to Shareholders are available online at www.proxyvote.com and www.viscount.com

VISCOUNT SYSTEMS, INC.

PROXY STATEMENT

ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2009

GENERAL

The enclosed proxy is solicited by the Board of Directors of Viscount Systems, Inc., a Nevada corporation ("Viscount"), for use at the Annual Meeting of Stockholders of Viscount (the “Meeting”) to be held at 10:00 a.m. Pacific Daylight Time on Wednesday, May 20, 2009, at 4585 Tillicum Street, Burnaby, British Columbia, Canada, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to the stockholders of Viscount on or about April 22, 2009.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only holders of record of Viscount's common stock, par value $0.001 per share (the "Common Stock"), at the close of business on April 15, 2009, will be entitled to notice of, and to vote at, the Meeting. As at April 15, 2009, Viscount had 17,841,250 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Meeting.

The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, will be elected Directors. Holders of Common Stock are not allowed to cumulate their votes in the election of Directors. The ratification of Davidson & Company LLP as the independent auditors for Viscount for the year ending December 31, 2009 will require the affirmative vote of a majority of outstanding shares of Common Stock present or represented and entitled to vote.

A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker nonvote will not have any effect on the outcome for the election of Directors.

PROXY VOTING

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors, and "FOR" the appointment of Davidson & Company LLP, as the independent auditor for the current year. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Pacific Stock Transfer Company, a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card at the following address: Advantage Proxy, 24925 13th Place South, Des Moines, WA 98198, fax number (206) 870-8492. Scanned copies of signed proxies can also be sent by email to ksmith@advantageproxy.com.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

All proxy cards must be received by our proxy tabulating agent by no later than 48 hours prior to the time of the Meeting in order to be counted at the meeting.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Meeting date by one of the methods described above, even if you plan on attending the Meeting. You may change or revoke your proxy at the Meeting as described below even if you have already voted.

REVOCATION

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Viscount a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with Viscount's Bylaws, the Board of Directors has fixed the number of Directors constituting the Board at two (2).

The Board of Directors proposes that Stephen Pineau and Greg Shen be elected as Directors at the 2009 Annual Meeting, to hold office until the ensuing annual general meeting or until their successor shall have been duly appointed or elected and qualified.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the nominees will be available to serve as a Directors of Viscount, if they should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

Nominees for the Board of Directors

Biographical information regarding the nominee for the Board of Directors is set forth below:

Stephen Pineau is the President, Chief Executive Officer, Principal Financial Officer, Secretary and a Director of Viscount. He has served as a Director and Officer of Viscount since July 27, 2001, and as a Director and Officer of Viscount’s wholly owned subsidiary, Viscount Communication & Control Systems Inc. since July of 1997. He was employed at Viscount Communication & Control Systems Inc., a predecessor entity which, at the time, was a subsidiary of BC Tel, as Marketing Director from 1992-1995. He left Viscount Communication to start Blue Mountain Technologies Inc., where he held office as President from 1995 to 1997. Blue Mountain Technology Inc. replaced B.C. Tel as the main Vancouver installation company of Viscount products. Since 1997 Mr. Pineau has held office as President of the current Viscount Communication.

Greg D. C. Shen is the Chairman of the Board and a Director of Viscount. He has served as a Director and Officer of Viscount since July 27, 2001, and as a Director and Officer of Viscount’s wholly owned subsidiary, Viscount Communication since July of 1997. Prior to Viscount Communication, he acted as Production Manager at Microtel, a subsidiary of BC Tel from 1975 to 1993. Mr. Shen was Chief Executive Officer of Viscount Communication from 1997 to 2001 and Chairman of Blue Mountain Technologies Inc. from 1997 to 2001. In 2001 he was appointed Chairman of Viscount. His primary expertise and responsibilities related to Spacetel satellite products. Mr. Shen has a Masters degree in Engineering from West Coast University at Los Angeles.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 15, 2009 by:

(i)	each person or entity known by Viscount to beneficially own more than 5% of the Common Stock;
(ii)	each Director of Viscount;
(iii)	each of the named Executive Officers of Viscount; and
(iv)	all Directors and executive officers as a group.

Except as noted below, Viscount believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Title of Class	Name and Address Of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common	Stephen Pineau President, CEO, Secretary and Director Richmond British Columbia, Canada	4,292,175[1]	24.06%
Common	Greg D.C. Shen Chairman and Director Vancouver, British Columbia, Canada	3,962,575 [1]	22.21%
Common	All directors and officers as a group (2 persons)	8,254,750[1]	46.3%

[1]

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of warrants and options as follows: 2,256,785 shares issuable to Stephen Pineau and 1,361,875 shares issuable to Greg D. C. Shen.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Viscount's Directors, executive officers and persons who own more than 10% of a registered class of Viscount's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Viscount. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish Viscount with copies of all Section 16(a) reports they file.

To Viscount's knowledge, based solely on a review of the copies of such reports furnished to Viscount, Viscount believes that during the year ended December 31, 2008, its Directors, executive officers and greater than 10% stockholders filed insider reports required under Section 16(a).

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of Viscount as of the Record Date:

Name	Age	Position(s)
Stephen Pineau	48	President, Chief Executive Officer, Principal Financial Officer, Secretary and Director
Greg D. C. Shen	63	Chairman of the Board and Director

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of Viscount. The biographies for Stephen Pineau and Greg Shen are included above in Proposal 1, Election of Directors.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the directors or executive officers of Viscount.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During 2008, there were no meetings of the Board of Directors. All matters which required approval of the Board of Directors were consented to in writing by all Directors.

The Board of Directors performs the functions of the Audit Committee. Stephen Pineau, Viscount’s President and Chief Executive Officer performs the functions of the Compensation Committee. The functions performed by these committees are summarized below.

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Viscount's financial reporting compliance procedures.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2008; (2) received a report from Davidson & Company LLP our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Board has concluded that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Viscount's officers, reviews and administers Viscount's stock option plans for employees.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the Board of Directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Viscount are compensated for services provided as a Director or members of committees of the Board of Directors. The Directors of Viscount did not receive any compensation for the year ended December 31, 2008 for services provided as a Director or member of a committee of the Board of Directors. However, Viscount’s subsidiary paid each director of the subsidiary CAD$4,000 during the year ended December 31, 2008.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of Viscount’s president, chief executive officer, chief financial officer, and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to Viscount in all capacities.

Name and Principal Position	Year Ended	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Stephen Pineau President, Secretary, CEO	2008 2007 2006	$117,000 $117,000 $99,000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$4,000 [1] $4,000 [1] $4,000 [1]	$121,000 $121,000 $103,000
Greg Shen Chairman	2008 2007 2006	$57,802 $57,242 $57,242	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$4,000 [1] $4,000 [1] $4,000 [1]	$61,802 $61,242 $61,242

[1] These amounts were paid as Director’s Fees.

OPTIONS GRANTED DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The board of directors has approved the issuance of stock options to our employees, directors, officers and consultants. Unless otherwise provided by the board of directors, all vested options are exercisable for a term of five years from the date of grant.

AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

No stock options were exercised by the Named Executive Officers during the Company’s fiscal year ended December 31, 2008.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

Stephen Pineau – President, Chief Executive Officer, Secretary and Director: On March 31, 2002, Viscount’s wholly owned subsidiary, Viscount Communication, entered into an employment agreement with Mr. Stephen Pineau, pursuant to which Mr. Pineau serves as President and Chief Executive Officer of Viscount Communication. The agreement provides for a current annual base salary of CAD$117,000. The initial term for Mr. Pineau’s agreement is one year with automatic renewal unless a minimum 30 days notice is given by Viscount Communication.

Greg D. C. Shen – Chairman and Director: On January 1, 2001, Viscount’s wholly owned subsidiary, Viscount Communication, entered into an employment agreement with Mr. Greg Shen, pursuant to which Mr. Shen serves as Chairman of the Board of Viscount Communication. The agreement provides for a current annual base salary of CAD$57,242. The initial term for Mr. Shen’s agreement is one year with automatic renewal at the employee’s discretion unless a minimum 30 days notice is given by Viscount Communication.

STATEMENT OF CORPORATE GOVERNANCE PRACTICE

Pursuant to applicable securities laws, the Company addresses matters relating to constitution and independence of directors, the functions to be performed by the directors of a company and their committees and effectiveness and evaluation of proposed corporate governance guidelines and best practices specified by the Canadian securities regulators. The Company’s approach to corporate governance is set out in the attached Schedule “A”.

AUDIT COMMITTEE

Pursuant to applicable securities laws, the Company must disclose annually certain information concerning the constitution of its audit committee, as set forth in the following.

The Company’s audit committee is comprised of the Board of Directors. All of the audit committee members are “financially literate”.

The Company has adopted a Charter of the Audit Committee of the Board of Directors, which is set out in the attached Schedule “B”.

Since the commencement of the Company’s most recently completed financial year, the Company’s Board of Directors has adopted a recommendation of the audit committee to nominate and compensate an external auditor.

The Company has not relied on the exemptions contained in applicable securities laws, including the following: (a) an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided; and (b) an exemption permitting a company to apply to a securities regulatory authority for an exemption from the requirements of applicable securities laws, in whole or in part.

The audit committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of applicable securities laws, the engagement of non-audit services is considered by the Company’s Board of Directors, and where applicable the audit committee, on a case-by-case basis.

COMPENSATION COMMITTEE

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised solely by Stephen Pineau, in his capacity as President, Chief Executive Officer and Director.

Compensation Committee Report

The Board has not prepared a report on executive compensation at this time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

No transactions with management or other parties occurred during the year that would otherwise be reported under this section.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Davidson & Company LLP were appointed as Viscount's independent auditors on December 15, 2005, and have been appointed by the Board to continue as Viscount's independent auditor for Viscount's fiscal year ending December 31, 2009.

The fees for services provided by Davidson & Company LLP to us in each of the fiscal years ended 2007 and 2008 were as follows:

Fees	2007	2008
Audit fees	CAD$40,000	CAD$50,000
Audit related fees	Nil	Nil
Tax fees	CAD$6,000	CAD$6,500
All other fees	Nil	Nil

Although the appointment of Davidson & Company LLP is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending December 31, 2009. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of Viscount to select other auditors for the fiscal year ending December 31, 2009. A representative of Davidson & Company LLP is not expected to be present at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS VISCOUNT'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

OTHER MATTERS

Viscount knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2010 Annual Meeting of Stockholders must be received by the Secretary of Viscount by December 1, 2009 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

In addition, Viscount's Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to the Secretary of Viscount regarding such nominations or other business. To be timely, a notice must be delivered to the Secretary at the principal executive offices of Viscount not more than 90, but not less than 60, days prior to the date of the Annual Meeting.

Accordingly, a stockholder who intends to present a nomination or proposal at the 2010 Annual Meeting of Stockholders without inclusion of the proposal in Viscount's proxy materials must provide written notice of the nominations or other business they wish to propose to the Secretary no later than December 1, 2009. Viscount reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT ON FORM 10-K

A COPY OF VISCOUNT'S COMBINED ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, VISCOUNT SYSTEMS, INC. SUITE 4585 TILLICUM STREET, BURNABY, BRITISH COLUMBIA, CANADA, V5J 5K9 OR BY CALLING (604) 327-9446.

Dated at Vancouver, British Columbia, this 15th day of April, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

               /s/ Stephen Pineau
Stephen Pineau
President, Chief Executive Officer, Secretary and Director

Schedule “A”

Statement of Corporate Governance Disclosure

The following description of the governance practices of the Company is provided in accordance with the guidelines of applicable securities laws (the “Guidelines”). The Guidelines address matters relating to independence of directors, the functions to be performed by the directors of a company and their committees and effectiveness and evaluation of proposed corporate governance guidelines and best practices specified by the Canadian securities regulators. The directors of the Company will continue to monitor the developments and the various changes to the proposed corporate governance guidelines and best practices and where applicable will amend its corporate governance guidelines accordingly.

Guideline	The Governance Disclosure of the Company

1. Board of Directors

Disclose how the Board of Directors (the “Board”) facilitates its exercise of independent supervision over management, including

The Board consists of two (2) directors, of whom none are independent. Stephen Pineau is the President, Chief Executive Officer, and Corporate Secretary of the Company. Greg Shen is the Chairman of the Company.

(i) the identity of directors that are independent, and

(ii) the identity of directors who are not independent, and the basis for that determination.

The Board facilitates its exercise of independent supervision over management by meeting or having discussions without management present whenever it is deemed necessary and by requiring all significant operational decisions to be approved by the Board.

2. Directorships

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.	The directors of the Company are directors of the following reporting issuers set opposite their names:

Stephen Pineau – None
Greg Shen - None

3. Orientation and Continuing Education

Describe what steps, if any, the Board takes to orient new Board members, and describe any measures the Board takes to provide continuing education for directors.

Orientation and education of new members of the Board is conducted informally by management and members of the Board. The orientation provides background information on the Company’s history, performance and strategic plans.

The Company does not have a formal continuing education program for directors.

4. Ethical Business Conduct

Describe what steps, if any, the Board takes to encourage and promote a culture of ethical business conduct.

The Board has not adopted a formal written code of ethics. The Board is of the view that the requirements of the audit committee charter, the director’s fiduciary duties imposed by statute and common law, and Board members’ ability to reference outside professional advisors, facilitate the Company meeting ethical business standards.

5. Nomination of Directors

Disclose what steps, if any, are taken to identify new candidates for Board nomination, including:

Given the size of the Board and nature of development of the Company’s business the Board has not appointed a nomination committee or put in place formal procedures for the identification of new Board member candidates. New nominees generally are proposed as the result of recruitment efforts by Board members, including both formal and informal discussions among Board members.

(i) who identifies new candidates, and
(ii) the process of identifying new candidates.

6. Compensation

Disclose what steps, if any, are taken to determine compensation for the directors and CEO, including:

Members of the Board are not compensated for acting as directors. The Board as a whole determines the stock option grants for each director. Board members review the compensation of the senior officers on an annual basis to ensure that it is competitive.

(i) who determines compensation, and
(ii) the process of determining compensation.

7. Other Board Committees

If the Board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board is satisfied that, in view of the size and composition of the Board, it is more efficient and cost effective for the full board to perform the duties that would be required by standing committees, other than the audit committee.

8. Assessments

Disclose what steps, if any, that the Board takes to satisfy itself that the Board, its committees, and its individual directors are performing effectively.	The Board is satisfied that, in view of the size and composition of the Board, no formal procedures are required to assess the performance of the Board, its committees or individual directors.

Schedule “B”

Charter of the Audit Committee of the Board of Directors
of Viscount Systems, Inc. (the “Company”)

Mandate

The primary function of the Audit Committee (“Committee”) is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing the following: (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting; and (c) financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to (i) serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements; (ii) review and appraise the performance of the Company’s external auditors; (iii) provide an open avenue of communication among the Company’s auditors, financial and senior management and the board of directors; and (iv) to ensure the highest standards of business conduct and ethics.

Board of Directors as Initial Audit Committee

The Committee will be initially comprised of the full Board of Directors. Where the Committee comprises the full Board of Directors, the provisions of this Charter concerning composition, meetings outside the presence of management, pre-approvals, and reporting of the Committee to the Board of Directors will not be applicable.

Composition

When required under applicable Canadian or United States securities policies or at the discretion of the Board of Directors, presuming the Board of Directors has sufficient membership, the Committee will be comprised of three directors, all of whom shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall have accounting or related financial management expertise. Notwithstanding the foregoing, a member of the Committee who is not financially literate may be appointed to the Committee provided that such member becomes financially literate within a reasonable period of time following his or her appointment. For the purposes of the Company’s Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

The members of the Committee shall be elected by the board of directors at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full board of directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Executive Officer and/or the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

(a)	Review and update this Charter annually.

(b)

Review the Company’s financial statements, MD&A, any annual and interim earning statements and press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion or review rendered by the external auditors.

External Auditors

(a)	Review annually the performance of the external auditors who shall be ultimately accountable to the board of directors and the Committee as representatives of the shareholders of the Company.
(b)	Obtain annually a formal written statement of external auditors setting forth all relationships between the external auditors and the Company.
(c)	Review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors.
(d)	Take or recommend that the full board of directors take appropriate action to oversee the independence of the external auditors.
(e)	Recommend to the board of directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval.
(f)

At each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements.

(g)	Review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company.
(h)	Review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements.
(i)

Review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

i.

the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of fees paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided;

	ii.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and
iii.

such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee’s first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

(a)	In consultation with the external auditors, review with management the integrity of the Company’s financial reporting process, both internal and external.
(b)	Consider the external auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.
(c)	Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management.
(d)	Review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments.

(e)

Following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(f)	Review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements.
(g)	Review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented.
(h)	Review certification process for certificates required under National Instrument 52-109 and Section 302(a) of the Sarbanes-Oxley Act.
(i)	Establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other

a)	Review any related party transactions.
b)	Review reports from persons regarding any questionable accounting, internal accounting controls or auditing matters (“Concerns”) relating to the Company such that:

	i.	an individual may confidentially and anonymously submit their Concerns to the Chairman of the Committee in writing, by telephone, or by e-mail;
	ii.	the Committee reviews as soon as possible all Concerns and addresses same as they deem necessary; and
	iii.	the Committee retains all records relating to any Concern reported by an individual for a period the Committee judges to be appropriate.

All of the foregoing in a manner that the individual submitting such Concerns shall have no fear of adverse consequences.

VISCOUNT SYSTEMS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Viscount Systems, Inc., hereby appoints Stephen Pineau, President of the Company, or failing him, Greg D. C. Shen, a director of the Company, or any one of them, or in the place of the foregoing the following person _____________________(insert name), with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual General Meeting of Stockholders to be held at 10:00 a.m. Pacific Daylight Time on May 20, 2009, at 4585 Tillicum Street, Burnaby, British Columbia Canada, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on this Proxy Card.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of Viscount's Proxy Statement and hereby revokes any proxy or proxies previously given.

IMPORTANT – PLEASE SIGN AND RETURN YOUR COMPLETED
PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT!

Please mark your votes as indicated in this example:[X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 and 2.

Item 1 – The election of Directors to serve until the next Annual Meeting of Stockholders as provided in the Articles of Incorporation, or until his or her successor is duly elected and qualified.

NOMINEE: Greg Shen

                                          FOR                                                WITHHOLD

                                             [    ]                                                         [    ]

NOMINEE: Stephen Pineau

                                          FOR                                                WITHHOLD

                                             [    ]                                                         [    ]

Item 2 - Approval of the appointment of Davidson & Company LLP, Chartered Accountants as the independent auditor for the year ending December 31, 2009.

                                          FOR                                                WITHHOLD

                                             [    ]                                                         [    ]

All of the proposals set forth above are proposals of the Company. None of the proposals are related to or conditioned upon approval of any other proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY MUST BE SIGNED AND DATED BELOW:

REGISTERED HOLDER SIGN HERE: ____________________________________

PRINT NAME HERE: _________________________________________________

DATE SIGNED: _____________________________________________________

NUMBER OF SHARES VOTED: ________________________________________

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. A corporation must attach a copy of the corporate resolution authorizing the duly authorized officer to sign this Proxy Card. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such and attaching documentation supporting their authority to sign. If a partnership, please sign in the partnership name by authorized person(s) and attach a partnership resolution.

All proxies must be received by the tabulating agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address for the tabulating agent is as follows: Advantage Proxy, 24925 13th Place South, Des Moines, Washington, 98198, or fax number (206) 870-8492. Scanned copies of signed proxies can also be sent by email to ksmith@advantageproxy.com.

THANK YOU FOR VOTING.